UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2016

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3097 Satellite Boulevard
Duluth, GA 30096
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    As previously disclosed, on February 22, 2016, Mr. Chinh E. Chu was appointed as the independent Lead Director of the Board of Directors of NCR Corporation, a Maryland corporation ("NCR" or the "Company").

(e)    The Board of Directors of the Company previously approved, subject to stockholder approval, the amended and restated NCR Employee Stock Purchase Plan (the “ESPP”), which the Company’s stockholders approved at its 2016 Annual Meeting of Stockholders held on April 20, 2016 (the “2016 Annual Meeting”). The amended and restated ESPP revised the terms for employee purchases of NCR common stock by providing for a 15% discount (rather than a 5% discount) for such purchases. The amended and restated ESPP also increased the maximum shares available for purchase under the ESPP to 10,000,000 shares of common stock (in addition to any shares previously authorized by stockholders remaining available for issuance under the ESPP after December 30, 2016), subject to adjustment in the event of certain changes to the Company’s capital structure.

A more complete description of the ESPP and its terms is set forth in the Company’s definitive proxy statement for the 2016 Annual Meeting (the “Proxy Statement”). The foregoing description of the ESPP and the description of the ESPP in the Proxy Statement do not purport to be complete and are qualified in their entireties by the provisions of the ESPP, a copy of which is included as Appendix A to the Proxy Statement and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    The Company held its 2016 Annual Meeting on April 20, 2016. Record holders of NCR common stock, par value $0.01 per share, and/or Series A Convertible Preferred Stock, liquidation preference $1,000 per share, at the close of business on February 17, 2016, the record date for the 2016 Annual Meeting, were entitled to vote at the 2016 Annual Meeting.

The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, voted on the election of two Class B directors and on five proposals at the 2016 Annual Meeting. The holders of the Series A Convertible Preferred Stock, voting as a separate class, voted on the election of one Class B director and one Class C director.

On the record date for the 2016 Annual Meeting, there were 133,108,758 shares of common stock issued and outstanding, and 820,000 shares of Series A Convertible Preferred Stock issued and outstanding, which shares of preferred stock were convertible into 27,330,600 shares of common stock. Of the votes entitled to be cast at the 2016 Annual Meeting, 114,817,124 shares of common stock, and 820,000 shares of Series A Convertible Preferred Stock (entitled to cast the equivalent of 27,330,600 votes), or approximately 86.26% of the votes entitled to be cast at the 2016 Annual Meeting, were represented in person or by proxy.

The final results for the election of two Class B directors and four of the five proposals submitted to a vote of holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, at the 2016 Annual Meeting are as follows:

1.
Election of Directors. Two Class B directors were re-elected by the holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, to hold office until the third annual meeting of stockholders following their election and until their respective successors are duly elected and qualify, by the votes set forth in the table below:

Nominees – Class B Director	% Votes For	Votes For	Votes Withheld	Broker Non-Votes
Edward “Pete” Boykin	96.07%	122,540,868	5,012,722	14,594,135
Linda Fayne Levinson	88.48%	112,865,057	14,688,533	14,594,135

2.
Advisory Vote to Approve Executive Compensation as Disclosed in the Proxy Statement. The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, approved, on an advisory basis, the executive compensation described in the Company’s Proxy Statement by the votes set forth in the table below:

Votes For	% Votes For	Votes Against	Votes Abstained	Broker Non-Votes
101,962,559	80.09%	25,344,582	246,449	14,594,135

3.
Amendment and Restatement of the NCR Employee Stock Purchase Plan. The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, approved the directors’ proposal to amend and restate the NCR Employee Stock Purchase Plan by the votes set forth in the table below:

Votes For	% Votes For	Votes Against	Votes Abstained	Broker Non-Votes
123,358,593	96.71%	4,009,048	185,949	14,594,135

4.
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2016 was ratified by the holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, by the votes set forth in the table below:

Votes For	% Votes For	Votes Against	Votes Abstained
139,423,106	98.23%	2,517,731	206,888

5.
Stockholder Proposal. The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, approved the stockholder proposal to request the Board to adopt, and present for stockholder approval, a “proxy access” bylaw amendment, by the votes set forth in the table below:

Votes For	% Votes For	Votes Against	Votes Abstained	Broker Non-Votes
67,072,058	52.74%	60,101,244	380,288	14,594,135

With respect to the proposal to amend and restate the charter of the Company to eliminate the classification of the Board of Directors of the Company and provide for annual elections of all Directors elected at or after the 2017 annual meeting of stockholders, the proposal received a substantial favorable vote at the 2016 Annual Meeting but did not receive the vote required for approval under the Company’s charter, which is 80% of the voting power of all shares of outstanding stock entitled to vote generally in the election of directors. As previously disclosed, in order to allow for additional voting on this proposal, the Chairman of the meeting determined, in his discretion, to adjourn the 2016 Annual Meeting with respect to this proposal (and only this proposal). The Company will include the results of the votes taken on this proposal at the resumed meeting in an amendment to this Current Report on Form 8-K, or a new Current Report on Form 8-K, to be filed with the Securities and Exchange Commission within four business days after the vote on the proposal is concluded.

As noted above, the holders of Series A Convertible Preferred Stock, voting as a separate class, voted on the election of one Class B director and one Class C director at the 2016 Annual Meeting. The Class B director was re-elected to hold office until the third annual meeting of stockholders following his election and until his successor is duly elected and qualifies, and the Class C director was re-elected to hold office until the next annual meeting of stockholders following his election and until his successor is duly elected and qualifies, in each case by the votes set forth in the table below:

Nominee – Class B Director	% Votes For	Votes For	Votes Withheld	Broker Non-Votes
Chinh E. Chu	100%	820,000	0	N/A

Nominee – Class C Director	% Votes For	Votes For	Votes Withheld	Broker Non-Votes
Gregory R. Blank	100%	820,000	0	N/A

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

The following documents are included as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

10.1
Amended and Restated NCR Employee Stock Purchase Plan (Appendix A to the NCR Corporation Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 10, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2016	NCR Corporation By: /s/ Edward Gallagher Edward Gallagher Senior Vice President, General Counsel and Corporate Secretary

Index to Exhibits

The following exhibits are attached with this Current Report on Form 8-K.

Exhibit No.	Description

10.1
Amended and Restated NCR Employee Stock Purchase Plan (Appendix A to the NCR Corporation Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 10, 2016).